                                                                   Exhibit 10.10


July 26, 1996                                                  [PNCBANK LOGO]

Manohar B. Hira
President and Chief Executive Officer
UB Information & Consultancy Services Inc.
#100 Sainte Claire Plaza
1121 Boyce Road
Pittsburgh, Pennsylvania 15241

                    Re: $500,000.00 Committed Line of Credit

Dear Mr. Hira:

        We are pleased to inform you that PNC Bank, National Association (the "Bank"), has approved your request for a committed line of credit to UB Information & Consultancy Services Inc., a Delaware corporation (the "Borrower"). We look forward to this opportunity to help you meet the financing needs of your business. All the details regarding your loan are outlined in the following sections of this letter. If these terms are satisfactory, please follow the instructions for proceeding with your loan provided at the end of this letter.

1. Type of Facility and Use of Proceeds. This is a committed revolving line of credit under which the Borrower may request and the Bank, subject to the terms and conditions of this letter, will make advances to the Borrower from time to time until the Expiration Date, in an amount in the aggregate at any time outstanding not to exceed $500,000.00 (the "Line of Credit"). The "Expiration Date" means October 31, 1996, or such later date as may be designated by the Bank by written notice to the Borrower. Advances may be used for working capital or other general business purposes of the Borrower.

2. Interest Rate. Interest on the unpaid balance of the Line of Credit advances will be charged at a rate per annum which is at all times equal to the sum of the rate of interest publicly announced by the Bank from time to time as its prime rate (the "Prime Rate") plus one half of one percent (0.50%).

3. Repayment. Subject to the terms and conditions of this letter, the Borrower may borrow, repay and reborrow until the Expiration Date, on which date the outstanding principal balance and any accrued but unpaid interest shall be due and payable. Interest will be due and payable on a monthly basis, and will be computed on the basis of a year of 360 days and paid on the actual number of days elapsed.

4. Note. The obligation of the Borrower to repay loans under the Line of Credit shall be evidenced by a promissory note (the "Note") in form and content satisfactory to the Bank.

5. Security. The Borrower must cause the following to be executed and delivered to the Bank in form and content satisfactory to the Bank as security for the Line of Credit:

(a) a guaranty and suretyship agreement, under which Vijay Mallya (the "Guarantor") will unconditionally guarantee the due and punctual payment of all indebtedness owed to the Bank by the Borrower.

(b) a security agreement granting the Bank a first priority perfected lien on the Borrower's existing and future accounts, general intangibles, chattel paper, documents and instruments.

6. Covenants. Unless compliance is waived in writing by the Bank or until payment in full and termination of the Line of Credit:

(a) The Borrower will promptly submit to the Bank such information relating to the Borrower's affairs (including but not limited to annual financial statements and tax returns for the Borrower and any guarantor) or any security for the Line of Credit as the Bank may reasonably request.

(b) The Borrower will not make or permit any change in the nature of its business as carried on as of the date of this letter or in its senior management or equity ownership.

(c) The Borrower will comply with the financial and other covenants included in Exhibit "A" hereto.

7. Representations and Warranties. To induce the Bank to extend the Line of Credit and upon the making of any advance to the Borrower, the Borrower represents and warrants as follows:

(a) The Borrower's latest financial statements provided to the Bank are true, complete and accurate in all material respects and fairly present the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of the Borrower's operations for the period specified therein. The Borrower's financial statements have been prepared in accordance with generally accepted accounting principles consistently applied from period to period subject in the case of interim statements to normal year-end adjustments. Since the date of the latest financial statements provided to the Bank, the Borrower has not suffered any damage, destruction or loss which has materially adversely affected its business, assets, operations, financial condition or results of operations.

(b) There are no actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Borrower, threatened against the Borrower which could result in a material adverse change in its business, assets, operations, financial condition or results of operations and there is no basis known to the Borrower or its officers, directors or shareholders for any such action, suit, proceedings or investigation.

(c) The Borrower has filed all returns and reports that are required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon the Borrower or its property, including unemployment, social security and similar taxes and all of such taxes have been either paid or adequate reserve or other provision has been made therefor.

(d) If not a natural person, the Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization and has the power and authority to own and operate its assets and to conduct its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing.

(e) The Borrower has full power and authority to enter into the transactions provided for in this Letter Agreement and has been duly authorized to do so by all necessary and appropriate action and when executed and delivered by the Borrower, this Letter Agreement and the other loan documents executed and delivered pursuant hereto will constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

(f) There does not exist any default or violation by the Borrower of or under any of the terms, conditions or obligations of: (i) its organizational documents; (ii) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon the Borrower by any law or by any governmental authority, court or agency.

8. Reimbursement of Expenses. The Borrower will reimburse the Bank for the Bank's out-of-pocket expenses incurred or to be incurred in conducting UCC, title and other public record searches, and in filing and recording documents in the public records to perfect the Bank's liens and security interests. The Borrower shall also reimburse the Bank for the Bank's expenses (including the reasonable fees and expenses of the Bank's outside and in-house counsel) in documenting and closing this transaction and in connection with any amendments, modifications, renewals or enforcement actions relating to the Line of Credit.

9. Depository. The Borrower will establish and maintain at the Bank the Borrower's primary depository accounts.

10. Fees. On the date of the Note, the Borrower shall pay to the Bank a fee of $5,000.00.

11. Additional Provisions. Before the first advance under the Line of Credit, the Borrower agrees to sign and deliver to the Bank the Note and other required documents and such other instruments and documents as the Bank may reasonably request, such as certified resolutions, incumbency certificates or other evidence of authority. The Bank will not be obligated to make any advance under the Line of Credit if any Event of Default (as defined in the Note) or event which with the passage of time, provision of notice or both would constitute an Event of Default under the Note shall have occurred and be continuing.

Prior to execution of the final documents, the Bank may terminate this letter if a material adverse change occurs with respect to the Borrower, any guarantor, any collateral for the Line of Credit or any other person or entity connected in any way with the Line of Credit, or if the Borrower fails to comply with any of the terms and conditions of this letter, or if the Bank reasonably determines that any of the conditions cannot be met.

This letter is governed by the laws of the Commonwealth of Pennsylvania. No modification or waiver of any of the terms of this letter will be valid and binding unless agreed to in writing by the Bank. When accepted, this letter and the other documents described herein will constitute the entire agreement between the Bank and the Borrower concerning the Line of Credit, and shall replace all prior understandings, statements, negotiations and written materials relating to the Line of Credit.

To accept these terms, please sign the enclosed copy of this letter as set forth below and return it to the Bank within 30 days from the date of this letter. If accepted, the final documents must be executed within 60 days from the date of this letter, or this letter may be terminated at the Bank's option without liability or further obligation of the Bank.

Thank you for giving PNC Bank this opportunity to work with your business. We look forward to other ways in which we may be of service to your business or to you personally.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION


By:  /s/ JAMES P. NICKEL
     ------------------------
         James P. Nickel
         Assistant Vice President

                                   ACCEPTANCE

With the intent to be legally bound hereby, the above terms and conditions are
hereby agreed to and accepted this      day of July, 1996.

                                   BORROWER:

                                   UB INFORMATION & CONSULTANCY SERVICES, INC.
                                   a Delaware corporation

                                   By:  /s/ MANOHAR B. HIRA
                                        --------------------  (Seal)
                                   Name:    Manohar B. Hira
                                   Title:   President


                                   By:  /s/ SOUMITRA RATHOD
                                        --------------------  (Seal)
                                   Name:    Soumitra Rathod
                                   Title:   Vice President

                     AMENDMENT TO NOTE AND LETTER AGREEMENT

         THIS AMENDMENT TO NOTE AND LETTER AGREEMENT (this "AMENDMENT") is made as of November , 1996, by and between UB INFORMATION & CONSULTANCY SERVICES, INC. (the "BORROWER") and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                  WITNESSETH:

         WHEREAS, the Borrower has executed and delivered to the Bank a note dated July 31, 1996, in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "NOTE"), pursuant to a letter agreement dated July 26, 1996 (the "AGREEMENT"), to evidence the Borrower's indebtedness to the Bank for a certain loan (the "LOAN");

         WHEREAS, the Borrower and the Bank desire to amend the Note and the Agreement as provided for below;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. The Note and the Agreement are amended as set forth in Exhibit A attached hereto and made a part hereof. Any and all references to the Note or the Agreement in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Note and the Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Note or the Agreement.

         2. This Amendment is deemed incorporated into the Note and the Agreement. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Note or the Agreement, the terms and provisions hereof shall control.

         3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Agreement are true and correct, (b) no default or Event of Default exists under the Note or the Agreement, and (c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         4. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

         5. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

         6. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

         7. Except as amended hereby, the terms and provisions of the Note and the Agreement remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Note or the Agreement, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS (IF APPLICABLE).

WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                                 UB INFORMATION & CONSULTANCY
                                        SERVICES, INC.
                                        A DELAWARE CORPORATION

/s/  BABU SRINIVAS                      By:  /s/ MANOHAR B. HIRA
- -----------------------------                -----------------------
Print Name: Babu Srinivas                        Manohar B. Hira, President
            -----------------

                                        By:  /s/ SOUMITRA RATHOD
- -----------------------------                -----------------------
Print Name:                                      Soumitra Rathod, Vice President
           ------------------

                                        PNC BANK, NATIONAL ASSOCIATION


                                        /s/ JAMES P. NICKEL
                                        ------------------------
                                        James P. Nickel
                                        Assistant Vice President

                                 EXHIBIT "A" TO
                     AMENDMENT TO NOTE AND LETTER AGREEMENT

EXTENSION OF EXPIRATION DATE. The Agreement and Note are hereby amended by extending the Expiration Date from October 31, 1996 to March 31, 1997, on which date the entire principal balance and any accrued but unpaid interest shall be due and payable. This extension is effective as of November 1, 1996.

AMENDMENT TO AGREEMENT. Exhibit "A" of the Agreement is hereby amended and restated to read in its entirety as follows:

                                   "EXHIBIT A

     FINANCIAL REPORTING COVENANTS:
(A) The Borrower will deliver to the Bank:

     (i) Financial Statements for its fiscal year by March 31, 1997 prepared on a reviewed basis, by a certified public accountant acceptable to the Bank;

     (ii) Federal income tax returns by March 31, 1997;

     (iii) Financial Statements for each fiscal quarter, except the fourth quarter, within 45 days after the quarter end, prepared on an internal basis.

     "Financial Statements" means the balance sheet and statements of income and cash flows for the fiscal year end statements and the balance sheet and statements of income for the interim statements prepared in accordance with generally accepted accounting principles in effect from time to time ("GAAP") applied on a consistent basis (subject in the case of interim statements to normal year-end adjustments).

(B)  Other Financial Reporting Requirements:

     (i) Personal financial update (including liquidity evaluation from Myja Services S.A.) of the Guarantor shall be delivered to the Bank within 30 days of the Expiration Date, if the Borrower is seeking renewal or extension of the Line of Credit.

     (ii) Borrower will deliver to the Bank within 30 days following the close of each month, the Borrower's detailed schedule of accounts receivable.

     FINANCIAL COVENANTS:

(A) Profit before interest and taxes at December 31, 1996, will be a minimum of $1,050,000.00.

(B) Funds from operations coverage of Uses will be a minimum of 1.0 to 1, beginning at fiscal year end 1996. "Funds" means profit before taxes plus corporate overheads. "Uses" means principal repayments plus unfunded capital expenditures plus distributions plus Corporate Overheads. "Corporate Overheads" means any funds moved to either United Breweries or Vijay Mallya in any fashion.

                 SECOND AMENDMENT TO NOTE AND LETTER AGREEMENT

         THIS SECOND AMENDMENT TO NOTE AND LETTER AGREEMENT (this "AMENDMENT") is made as of April 1, 1997, by and between UB INFORMATION & CONSULTANCY SERVICES INC. (the "BORROWER") and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                  WITNESSETH:

         WHEREAS, the Borrower has executed and delivered to the Bank a note dated July 31, 1996, in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "Note"), pursuant to a letter agreement dated July 26, 1996 (the "AGREEMENT"), as amended, to evidence the Borrower's indebtedness to the Bank for a certain loan (the "LOAN");

         WHEREAS, the Borrower and the Bank desire to amend the Note and the Agreement as provided for below;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1. The Note and the Agreement are amended as set forth in Exhibit A attached hereto and made a part hereof. Any and all references to the Note or the Agreement in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Note and the Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Note or the Agreement.

         2. This Amendment is deemed incorporated into the Note and the Agreement. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Note or the Agreement, the terms and provisions hereof shall control.

         3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Agreement are true and correct, (b) no default or Event of Default exists under the Note or the Agreement, and (c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         4. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

         5. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

         6. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

         7. Except as amended hereby, the terms and provisions of the Note and the Agreement remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Note or the Agreement, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS (IF APPLICABLE).

WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                                 UB INFORMATION & CONSULTANCY
                                        SERVICES, INC.
                                        A DELAWARE CORPORATION

/s/  BABU SRINIVAS                      By:  /s/ MANOHAR B. HIRA
- ----------------------------                 ----------------------------
Print Name: Babu Srinivas                        Manohar B. Hira, President
            ----------------

                                        By:  /s/ BABU SRINIVAS
- ----------------------------                 -----------------------------
Print Name:                                      Babu Srinivas, Chief
            ----------------                     Financial Officer


                                        PNC BANK, NATIONAL ASSOCIATION


                                        /s/ JAMES P. NICKEL
                                        --------------------------
                                        James P. Nickel
                                        Vice President

                                 EXHIBIT "A" TO
                 SECOND AMENDMENT TO NOTE AND LETTER AGREEMENT

FEE. On the date of this Amendment, the Borrower will pay to the Bank a fee of $1,000.00.

EXTENSION OF EXPIRATION DATE. The Agreement and Note are hereby amended by extending the Expiration Date from March 31, 1997 to June 30, 1997, on which date the entire principal balance and any accrued but unpaid interest shall be due and payable. This extension is effective as of April 1, 1997.

INCREASE IN LOAN AMOUNT. The maximum principal amount of the Loan is hereby increased to Six Hundred Thousand Dollars ($600,000.00).

AMENDMENT TO EXHIBIT "A" OF THE AGREEMENT. Exhibit "A" of the Agreement is hereby amended and restated to read in its entirety as follows:

                                   "EXHIBIT A

     FINANCIAL REPORTING COVENANTS:

(A)  The Borrower will deliver to the Bank:

     (i) Financial Statements for each fiscal year by June 1, prepared on a reviewed basis, by a certified public accountant acceptable to the Bank;

     (ii) Federal income tax returns by June 1 of each year;

     (iii) Financial Statements for each fiscal quarter, except the fourth quarter, within 45 days after the quarter end, prepared on an internal basis.

     "Financial Statements" means the balance sheet and statements of income and cash flows for the fiscal year end statements and the balance sheet and statements of income for the interim statements prepared in accordance with generally accepted accounting principles in effect from time to time ("GAAP") applied on a consistent basis (subject in the case of interim statements to normal year-end adjustments).

(B)  Other Financial Reporting Requirements:

     (i) Personal financial update (including liquidity evaluation from Myja Services S.A.) of the Guarantor shall be delivered to the Bank within 30 days of the Expiration Date, if the Borrower is seeking renewal or extension of the Line of Credit.

     (ii) Borrower will deliver to the Bank within 30 days following the close of each month, the Borrower's detailed schedule of accounts receivable.

     FINANCIAL COVENANTS:

(A) Total Shareholder's Funds as of June 30, 1997, will be a minimum of $900,000.00.

(B) Funds from operations coverage of Uses will be a minimum of 1.0 to 1, beginning at fiscal year end 1996. "Funds" means profit before taxes plus corporate overheads. "Uses" means principal repayments plus unfunded capital expenditures plus distributions plus Corporate Overheads. "Corporate Overheads" means any funds moved to either United Breweries or Vijay Mallya in any fashion.

     NEGATIVE COVENANTS:

(A) The Borrower will not create, incur, guarantee, endorse (except endorsements in the course of collection), assume or suffer to exist any indebtedness, except (i) indebtedness to the Bank, (ii) open account trade debt incurred in the ordinary course of business and not past due, or
     (iii) other indebtedness disclosed on the Borrower's latest Financial Statements which have been provided to the Bank prior to the date of this letter.

                  THIRD AMENDMENT TO NOTE AND LETTER AGREEMENT

        THIS THIRD AMENDMENT TO NOTE AND LETTER AGREEMENT (this "AMENDMENT") is made as of August 29, 1997, by and between UB INFORMATION & CONSULTANCY SERVICES, INC. (the "BORROWER") and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                  WITNESSETH:

        WHEREAS, the Borrower has executed and delivered to the Bank a note dated July 31, 1996, in the amended principal amount of Six Hundred Thousand Dollars ($600,000.00) (the "NOTE"), pursuant to a letter agreement dated July 26, 1996 (the "AGREEMENT"), as amended, to evidence the Borrower's indebtedness to the Bank for a certain loan (the "LOAN");

        WHEREAS, the Borrower and the Bank desire to amend the Note and the Agreement as provided for below;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

        1. The Note and the Agreement are amended as set forth in Exhibit A attached hereto and made a part hereof. Any and all references to the Note or the Agreement in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Note and the Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Note or the Agreement.

        2. This Amendment is deemed incorporated into the Note and the Agreement. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Note or the Agreement, the terms and provisions hereof shall control.

        3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Agreement are true and correct, (b) no default or Event of Default exists under the Note or the Agreement as amended hereby, and (c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

        4. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

        5. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

        6. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

        7. Except as amended hereby, the terms and provisions of the Note and the Agreement remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Note or the Agreement, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS (IF APPLICABLE).

WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                                 UB INFORMATION & CONSULTANCY
                                        SERVICES, INC.


/s/ BABU SRINIVAS                       By:  /s/ MANOHAR B. HIRA
- -----------------------                      --------------------------
Print Name:  Babu Srinivas              Print Name:  Manohar B. Hira
             -------------                           ------------------
                                        Title:   President
                                                 ----------------------

/s/ MANOHAR B. HIRA                     By:  /s/ BABU SRINIVAS
- -----------------------                      --------------------------
Print Name:  Manohar B. Hira            Print Name:  Babu Srinivas
             ---------------                         ------------------
                                        Title:   Secretary
                                                 ----------------------


                                        PNC BANK, NATIONAL ASSOCIATION


                                        /s/ JAMES P. NICKEL
                                        -------------------------------
                                            James P. Nickel
                                            Vice President

                                 EXHIBIT "A" TO
                  THIRD AMENDMENT TO NOTE AND LETTER AGREEMENT


FEE. On the date of this Amendment, the Borrower will pay to the Bank a fee of $1,000.00.

EXTENSION OF EXPIRATION DATE. The Agreement and Note are hereby amended by extending the Expiration Date from August 30, 1997 to August 30, 1998, on which date the entire principal balance and any accrued but unpaid interest shall be due and payable. This extension is effective as of August 31, 1997.

AMENDMENT TO EXHIBIT "A" OF THE AGREEMENT. Section (A)(i) on Exhibit "A" of the Agreement under the heading entitled "Financial Reporting Covenants" is hereby amended and restated to read in its entirety as follows:

        "(i) Financial Statements for the fiscal years ending December 31, 1994, December 31, 1995, December 31, 1996, as well as the period ending June 30, 1997 by September 30, 1997, prepared on an audited basis and containing an unqualified opinion by Arthur Anderson, LLP. These Financial Statements may not contain any material differences from their draft version presented to the Bank on August 28, 1997."

                 FOURTH AMENDMENT TO NOTE AND LETTER AGREEMENT

        THIS FOURTH AMENDMENT TO NOTE AND LETTER AGREEMENT (this "AMENDMENT") is made as of September 5, 1997, by and between UB INFORMATION & CONSULTANCY SERVICES, INC. (the "BORROWER") and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                  WITNESSETH:

        WHEREAS, the Borrower has executed and delivered to the Bank a note dated July 31, 1996, in the amended principal amount of Six Hundred Thousand Dollars ($600,000.00) (the "NOTE"), pursuant to a letter agreement dated July 26, 1996 (the "AGREEMENT"), as amended, to evidence the Borrower's indebtedness to the Bank for a certain loan (the "LOAN");

        WHEREAS, the Borrower and the Bank desire to amend the Note and the Agreement as provided for below;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

        1. The Note and the Agreement are amended as set forth in Exhibit A attached hereto and made a part hereof. Any and all references to the Note or the Agreement in any document, instrument or certificate evidencing, securing or otherwise delivered in connection with the Loan shall be deemed to refer to the Note and the Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Note or the Agreement.

        2. This Amendment is deemed incorporated into the Note and the Agreement. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Note or the Agreement, the terms and provisions hereof shall control.

        3. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Agreement are true and correct, (b) no default or Event of Default exists under the Note or the Agreement as amended hereby, and (c) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

        4. The Borrower hereby confirms that any collateral for the Loan, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

        5. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

        6. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

        7. Except as amended hereby, the terms and provisions of the Note and the Agreement remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Note or the Agreement, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS (IF APPLICABLE).

WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:                                 UB INFORMATION & CONSULTANCY
                                        SERVICES, INC.


/s/ BABU SRINIVAS                       By:  /s/ MANOHAR B. HIRA
- -----------------------                      --------------------------
Print Name:  Babu Srinivas              Print Name:  Manohar B. Hira
             -------------                           ------------------
                                        Title:   President
                                                 ----------------------

/s/ MANOHAR B. HIRA                     By:  /s/ BABU SRINIVAS
- -----------------------                      --------------------------
Print Name:  Manohar B. Hira            Print Name:  Babu Srinivas
             ---------------                         ------------------
                                        Title:   Secretary
                                                 ----------------------


                                        PNC BANK, NATIONAL ASSOCIATION


                                        /s/ JAMES P. NICKEL
                                        -------------------------------
                                            James P. Nickel
                                            Vice President

                                 EXHIBIT "A" TO
                 FOURTH AMENDMENT TO NOTE AND LETTER AGREEMENT


FEE. On the date of this Amendment, the Borrower will pay to the Bank a fee of $4,000.00.

INCREASE IN LOAN AMOUNT. The maximum principal amount of the Loan is hereby increased to One Million Dollars ($1,000,000.00).

AMENDMENT TO EXHIBIT "A" OF THE AGREEMENT. Exhibit "A" of the Agreement is hereby amended and restated to read in its entirety as follows:

                                   "EXHIBIT A

        FINANCIAL REPORTING COVENANTS:

        (A) The Borrower will deliver to the Bank:

               (i) Financial Statements for its fiscal year, by May 31 of each calendar year, audited and certified without qualification by a certified public accountant acceptable to the Bank.

               (ii) Financial Statements for each fiscal quarter, except the fourth quarter, within 45 days after the quarter end.

        "Financial Statements" means the balance sheet and statements of income and cash flows for the fiscal year end statements and the balance sheet and statements of income for the interim statements prepared in accordance with generally accepted accounting principles in effect from time to time ("GAAP") applied on a consistent basis (subject in the case of interim statements to normal year-end adjustments).

        (B) The Borrower will deliver to the Bank within 45 days following the close of each fiscal quarter, the Borrower's detailed schedule of accounts receivable analysis.

        FINANCIAL COVENANTS:

        (A) The Borrower will maintain at all times a minimum total stockholder's equity of $200,000.00 plus (ii) an amount equal to 60% of the Borrower's net income for each fiscal year ending after December 31, 1996.

        (B) The Borrower will maintain a ratio of Funds from Operations coverage to Uses of at least 1.25 to 1. "Funds from Operations" means net income plus other non-cash items. "Uses" means Current Maturities plus Unfunded Capital Expenditures plus distributions. "Current Maturities" the current principal maturities of all indebtedness for borrowed money (including but not limited to amortization of capitalized lease obligations) having an original term of one year or more, as well as any prepayments of such indebtedness prior to scheduled maturity. "Unfunded Capital Expenditures" means capital expenditures made from the Borrower's funds other than borrowed funds.

        (C) The Borrower will not create, incur, guarantee, endorse (except endorsements in the course of collection), assume or suffer to exist any indebtedness, without the prior written approval of the Bank, which approval shall not be unreasonably withheld, except (i) indebtedness to the Bank, (ii) open account trade debt incurred in the ordinary course of business and not past due, (iii) other indebtedness disclosed on the Borrower's latest Financial Statements which have been provided to the Bank prior to the date of this letter, or (iv) amounts borrowed for short term working capital from related entities."